ARTICLES SUPPLEMENTARY TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                             MAXIM SERIES FUND, INC.

         Maxim Series Fund, Inc., a Maryland corporation (the "Corporation"), hereby certifies as follows:


         FIRST:  The charter of the Corporation is hereby amended as follows:

         The Corporation's Board of Directors, pursuant to the authority contained in the Articles of Incorporation authorized the creation of four (4) new classes of the Corporation's stock, the names of which are the Maxim MFS International Growth Portfolio Common Stock, Maxim Janus Large Cap Growth Portfolio Common Stock, Maxim Federated Bond Portfolio Common Stock, and Maxim Janus High Yield Bond Portfolio Common Stock, with a par value of Ten Cents ($.10) each; and

         SECOND: The charter of the Corporation is hereby further amended as follows:

         The Corporation's Board of Directors, pursuant to the authority contained in the Articles of Incorporation, authorized the re-classification of the following shares of previously classified unissued common stock as follows:

-------------------------------------------------------------------- --------------------------------------------------------------
Previously Classified Stock (and number of shares expressed in Re-Classified
Stock (and number of shares expressed in millions) millions)
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim Stock Index Portfolio  - 100                                   Maxim Moderate Profile II Portfolio - 100
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim Stock Index Portfolio - 100                                    Maxim Aggressive Profile II Portfolio - 100
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim U.S. Government Mortgage Securities Portfolio - 50             Maxim Moderately Aggressive Profile II Portfolio - 50
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim Templeton International Equity Portfolio - 50                  Maxim Conservative I Portfolio - 50
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim Short Duration Bond Portfolio - 50                             Maxim Moderately Conservative Profile II Portfolio - 50
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim Short Duration Bond Portfolio - 20                             Maxim Conservative Profile II Portfolio - 20
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim Founders Growth & Income Portfolio - 30                        Maxim Conservative Profile II Portfolio - 30
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim JPMorgan Growth & Income Portfolio - 50                        Maxim Moderately Conservative Profile I Portfolio - 50
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim JPMorgan Growth & Income Portfolio - 50                        Maxim Moderate Profile I Portfolio - 50
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim Value Index Portfolio - 50                                     Maxim Aggressive Profile I Portfolio - 50
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim Founders Growth & Income Portfolio - 100                       Maxim Janus Large Cap Growth Portfolio - 100
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim Index European Portfolio - 50                                  Maxim Janus Large Cap Growth Portfolio - 50
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim Index Pacific Portfolio - 50                                   Maxim MFS International Growth Portfolio - 50
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim INVESCO Balanced Portfolio - 100                               Maxim MFS International Growth Portfolio - 100
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim T. Rowe Equity/Income Portfolio - 100                          Maxim Federated Bond Portfolio - 100
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim Loomis Sayles Bond Portfolio - 50                              Maxim Federated Bond Portfolio - 50
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim Ariel Small-Cap Value Portfolio - 100                          Maxim Janus High Yield Bond Portfolio - 100
-------------------------------------------------------------------- --------------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------------
Maxim Growth Index Portfolio - 50                                    Maxim Janus High Yield Bond Portfolio - 50;
-------------------------------------------------------------------- --------------------------------------------------------------

and

         THIRD: The current authorized shares for the Corporation's Classified
Stock immediately after the foregoing creation of new classes of stock and re-classification of previously classified stock, each with a par value of Ten
Cents ($.10) shall be as follows:

-------------------------------------------------------------------- --------------------------------------------------------
                                                                     Current Authorized Shares
Portfolio                                                            (expressed in millions)
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Money Market Portfolio                                         1,100
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Bond Portfolio                                                 120
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Stock Index Portfolio                                          300
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim U.S. Government Securities Portfolio                           200
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Bond Index Portfolio                                           200
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim U.S. Government Securities Portfolio                           250
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Index 600 Portfolio                                            100
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Templeton International Equity Portfolio                       200
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Ariel MidCap Value Portfolio                                   150
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Value Index Portfolio                                          250
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Growth Index Portfolio                                         250
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Ariel Small-Cap Value Portfolio                                300
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Loomis Sayles Small-Cap Value Portfolio                        200
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Loomis Sayles Bond Portfolio                                   250
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim T. Rowe Price Equity/Income Portfolio                          400
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim INVESCO Small-Cap Growth Portfolio                             200
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim INVESCO ADR Portfolio                                          180
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim JPMorgan Growth & Income Portfolio                             100
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Short Duration Bond Portfolio                                  200
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim INVESCO Balanced Portfolio                                     120
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim T. Rowe Price MidCap Growth Portfolio                          230
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Founders Growth & Income Portfolio                             70
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Index European Portfolio                                       50
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Index Pacific Portfolio                                        50
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Global Bond Portfolio                                          100
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Maxim Index 400 Portfolio                                            100
-------------------------------------------------------------------- --------------------------------------------------------
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Maxim Conservative Profile I Portfolio                               150
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Maxim Moderately Conservative Profile I Portfolio                    150
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-------------------------------------------------------------------- --------------------------------------------------------
Maxim Moderate Profile I Portfolio                                   150
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-------------------------------------------------------------------- --------------------------------------------------------
Maxim Moderately Aggressive Profile I Portfolio                      130
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-------------------------------------------------------------------- --------------------------------------------------------
Maxim Aggressive Profile I Portfolio                                 150
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-------------------------------------------------------------------- --------------------------------------------------------
Maxim Conservative Profile II Portfolio                              150
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Moderately Conservative Profile II Portfolio                   150
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Moderate Profile II Portfolio                                  200
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Moderately Aggressive Profile II Portfolio                     150
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Aggressive Profile II Portfolio                                200
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim MFS International Growth Portfolio                             150
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Federated Bond Portfolio                                       150
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Janus Large Cap Growth Portfolio                               150
-------------------------------------------------------------------- --------------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------------
Maxim Janus High Yield Bond Portfolio                                150
-------------------------------------------------------------------- --------------------------------------------------------


         FOURTH: Except as set forth in these Articles Supplementary, the description of each class of capital stock of the Corporation, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, was not changed by these amendments and these amendments have otherwise effected no change in the authorized capital of the Corporation.

         FIFTH: These Articles Supplementary shall be effective on 12:01 a.m. May 1, 2003.

         IN WITNESS WHEREOF, MAXIM SERIES FUND, INC., has caused these presents to be signed in its name and on its behalf by its Chairman and President, and its corporate seal to be hereunto affixed and attested by its Secretary this _31st___ day of ___March_, 2003, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties of perjury.


ATTEST:                                       MAXIM SERIES FUND, INC.



/s/ Beverly A. Byrne                          /s/ William T. McCallum
-----------------------------                -----------------------------------
Title:  Secretary                            Title:  Chairman and President